Exhibit (10)
                                                               CONFORMED COPY
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                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


                          Dated as of October 21, 1998

                   Amended and Restated as of October 18, 2000


                                      among


                                THE STANLEY WORKS
                                   as Borrower



                         THE LENDERS REFERRED TO HEREIN,
                                   as Lenders

                                       and

                                 CITIBANK, N.A.
                                    as Agent


                            SALOMON SMITH BARNEY INC.
                                    Arranger

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




                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 21, 1998, amended and restated as of October 18, 2000, among THE STANLEY WORKS (the "Borrower"); each of the lenders that is a signatory hereto (the "Lenders"); and CITIBANK, N.A., as Agent for the Lenders (together with its successors in such capacity, the "Agent").

                  The Borrower, certain Lenders (the "Existing Lenders") and the Agent are parties to a Credit Agreement dated as of October 21, 1998 (as amended by the Amendment and Restatement dated as of October 20, 1999 and as otherwise amended, supplemented, modified, or amended and restated prior to the date hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Existing Lenders to the Borrower in an aggregate principal amount not exceeding $250,000,000 at any one time outstanding. Each Lender identified under the caption "New Lenders" on the signature pages hereto (collectively, the "New Lenders") wishes to become a "Lender" party to the Existing Credit Agreement; each Lender identified under the caption "Retiring Lender" on the signature pages hereto (collectively, the "Retiring Lenders") wishes to cease being a "Lender" party to the Existing Credit Agreement; and the Borrower, the Lenders other than the Retiring Lenders and the Agent wish to extend the maturity of the Existing Credit Agreement to October 17, 2001, decrease the aggregate amount of the Committed Advances thereunder to $200,000,000, and to amend and restate the Existing Credit Agreement in certain other respects; and accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement as so amended (as so amended and restated, the "Second Amended and Restated Credit Agreement"):

                  Section 1. Definitions. Terms used but not otherwise defined herein have the meanings given them in the Existing Credit Agreement.

                  Section 2. Amendments. Effective on the Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended as set forth below, and (ii) the Existing Credit Agreement is restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, as amended as set forth below:

                  A. References in the Existing Credit Agreement to "this Agreement" and words of similar import (including indirect references) shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby.





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                                      - 3 -

                  B. The definition of "Termination Date" in Section 1.01 of the Existing Credit Agreement is amended to read in its entirety as set forth below:

                  ""Termination Date" means the earlier of (a) October 17, 2001 or (b) the date of termination in whole of the Commitments pursuant to Section 2.01(b) or 6.01."

                  C. Schedule I of the Existing Credit Agreement is amended to read in its entirety as set forth in Schedule I hereto and the aggregate amount of the Commitments shall, from and after the Effective Date, be $200,000,000.

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the Effective Date that (i) the representations and warranties set forth in Section 4.01 of the Existing Credit Agreement are true and correct on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 4.01 to "this Agreement" included reference to the Second Amended and Restated Credit Agreement and as if each reference in said Section 4.01 to "December 30, 1995" were instead a reference to "January 1, 2000" and (ii) no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 6.01(b) of the Second Amended and Restated Credit Agreement).

                  Section 4. Conditions to Effectiveness. The amendment and restatement set forth in Section 2 hereof shall become effective on the date (the "Effective Date") on which the Agent shall notify the Borrower that the following conditions precedent have been satisfied (and the Agent shall promptly notify the Lenders of the occurrence of the Effective Date):

                  (a) Documents. The Agent shall have received the following documents (with sufficient copies for each Lender), each of which shall be satisfactory to the Agent in form and substance:

                  (1) Execution by All Parties. Counterparts of this Second Amendment and Restatement, duly executed and delivered by the Borrower, the Agent and the Lenders.

                  (2) Authority and Approvals. Certified copies of the resolutions of the Board of Directors of the Borrower (or equivalent documents) authorizing and approving this Second Amendment and Restatement and the Notes, authorizing Borrowings under the Second Amended and Restated Credit Agreement in an aggregate principal amount up to but not exceeding $200,000,000 at any one time outstanding, and certified copies of all documents evidencing other necessary action (corporate, partnership or otherwise) and governmental



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                                      - 3 -



approvals, if any, with respect to this Second Amendment and Restatement of the Notes.

                  (3) Secretary's or Assistant Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of the Borrower, dated the Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to execute and deliver this Second Amendment and Restatement and the Notes and the other documents to be delivered hereunder.


                  (4) Opinion of Borrower's Counsel. A favorable opinion of counsel to the Borrower, in substantially the form of Exhibit A hereto, and as to such other matters as the Agent or any Lender acting through the Agent may reasonably request.

                  (5) Closing Certificate. A certificate of a senior financial officer of the Borrower, dated the Effective Date, certifying the representations and warranties set forth in Section 3 hereof are true on such date as if made on or as of such date.

                  (b) Approvals. The Agent shall have received evidence satisfactory to it of receipt of all third party consents and approvals necessary in connection with this Second Amendment and Restatement (without the imposition of any conditions except those that are acceptable to the Lenders) and that the same remain in effect.

                  (c) Fees and Expenses. The Agent shall have received evidence satisfactory to it that (i) the Borrower shall have paid in full all accrued fees, expenses and interest due and payable to the Agent and the Lenders under the Existing Credit Agreement, (ii) the Borrower shall have paid all accrued fees and expenses of the Agent (including the reasonable fees and expenses of counsel to the Agent) in connection with this Second Amendment and Restatement and (iii) the Borrower shall have paid to the Agent for account of the Lenders such up-front fees in connection with the execution of this Second Amendment and Restatement as the Borrower and the Agent shall have agreed upon.

                  Section 5. Pro Rata Adjustments. The Borrower shall, on the Effective Date (but only if any Advances are outstanding on said date), borrow Advances from certain of the Lenders and/or (notwithstanding (i) the second sentence of Section 2.07(a) of the Second Amended and Restated Credit Agreement requiring that prepayments be made in accordance with said Section 2.07(a)





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                                      - 4 -


and (ii) Section 2.09(a) of the Second Amended and Restated Credit Agreement requiring that payments be made ratably in accordance with the principal amounts of the Advances held by the Lenders) prepay Advances (together with all accrued and unpaid interest thereon) such that, after giving effect thereto, the Advances (including, without limitation, the principal amounts and Interest Periods thereof) shall be held by the Lenders ratably in accordance with their respectiveCommitments (after giving effect to this Second Amendment and Restatement).

                  Section 6.  New Lenders; Retiring Lenders.

                  (a) On the Effective Date, each New Lender shall be deemed to be, and shall have all of the rights and obligations of, a "Lender" for all purposes of the Second Amended and Restated Credit Agreement. The initial Applicable Lending Office and initial address for notices under the Second Amended and Restated Credit Agreement for each New Lender is specified in the administrative questionnaire heretofore returned by such Lender to the Agent.

                  (b) On the Effective Date, each Retiring Lender shall, subject to the payment to such Retiring Lender of all Advances and other amounts due and payable to such Retiring Lender under the Existing Credit Agreement (including, without limitation, all accrued interest and fees and any amounts payable to such Retiring Lender under Section 8.04(b) of the Existing Credit Agreement), cease to have any of the rights and obligations of a "Lender" under the Second Amended and Restated Credit Agreement, provided however that the obligations of each Retiring Lender under Section 7.05 of the Second Amended and Restated Credit Agreement shall continue with respect to events or circumstances occurring on or before the Effective Date.

                  Section 7. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Second Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Second Amendment and Restatement by signing any such counterpart. This Second Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.



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                                      - 5 -


                  IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment and Restatement be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                THE STANLEY WORKS


                                  By  /s/ C.A. Douglas
                                      ----------------
                                  Name:  C.A. Douglas
                                  Title:   Treasurer


                                  AGENT

                                  CITIBANK, N.A.


                                  By /s/ Carolyn A. Kee
                                     ------------------
                                  Name:  Carolyn A. Kee
                                  Title:   Vice President

                                 LENDERS

                                 CITIBANK, N.A.


                                 By /s/ Carolyn A. Kee
                                    ------------------
                                 Name:  Carolyn A. Kee
                                 Title:   Vice President



                                 WACHOVIA BANK, N.A.


                                 By /s/ Henry H. Hagan
                                    ------------------
                                 Name:  Henry H. Hagan
                                 Title:   Senior Vice President



                                 BNP PARIBAS, as successor in interest to
                                    Banque, Nationale de Paris


                                  By /s/ Amaud Collin du Bocage
                                     --------------------------
                                  Name:  Amaud Collin du Bocage
                                  Title:   Managing Director

                                  By /s/ Nanette Baudon
                                  Name:  Nanette Baudon
                                  Title:   Vice President



                                  BARCLAYS BANK PLC


                                  By /s/ Terance Bullock
                                     -------------------
                                  Name:  Terance Bullock
                                  Title:   Vice President

                                  FLEET NATIONAL BANK


                                  By /s/ Jeffrey C. Lynch
                                     --------------------
                                  Name:  Jeffrey C. Lynch
                                  Title:   Managing Director



                                  MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK


                                  By /s/ Robert Bottamedi
                                     --------------------
                                  Name:  Robert Bottamedi
                                  Title:   Vice President



                                  MELLON BANK, N.A.


                                  By /s/ Alexandra M. Dulchinos
                                     --------------------------
                                  Name:  Alexandra M. Dulchinos
                                  Title:   Assistant Vice President



                                  THE NORTHERN TRUST COMPANY


                                  By /s/ Jaron Grimm
                                     ---------------
                                  Name:  Jaron Grimm
                                  Title:   Vice President

                                  DEUTSCHE BANK AG, New York and/or
                                  Cayman Islands Branches


                                  By /s/ Barbara Anne Hoeltz
                                     -----------------------
                                  Name:  Barbara Anne Hoeltz
                                  Title: Vice President

                                  By /s/ Chris Howe
                                     --------------
                                  Name:  Chris Howe
                                  Title: Director


                                  NEW LENDERS

                                  NONE


                                  RETIRING LENDERS

                                  ROYAL BANK OF CANADA


                                  By /s/ Don S. Bryson
                                     -----------------
                                  Name:  Don S. Bryson
                                  Title:   Senior Manager

                                                                    SCHEDULE I

                             Lenders and Commitments


Lenders                                           Commitment

CITIBANK, N.A.                                    $34,000,000

FLEET NATIONAL BANK                               $27,000,000

MELLON BANK, N.A.                                 $27,000,000

MORGAN GUARANTY TRUST COMPANY OF NEW YORK         $27,000,000

WACHOVIA BANK, N.A.                               $27,000,000

BNP PARIBAS                                       $22,000,000

BARCLAYS BANK PLC                                 $16,000,000

DEUTSCHE BANK AG, NEW YORK AND/OR
  CAYMAN ISLANDS BRANCHES
                                                  $10,000,000

THE NORTHERN TRUST COMPANY                        $10,000,000



                  Second Amended and Restated Credit Agreement

                                                                       EXHIBIT A


                      [FORM OF OPINION OF GENERAL COUNSEL]

                                                              October 18, 2000


To each of the Lenders parties to the
  Second Amended and Restated Credit
  Agreement referred to below and to
  Citibank, N.A., as Agent
  for said Lenders

Ladies and Gentlemen:

             I am the General Counsel of The Stanley Works, a Connecticut corporation (the "Borrower"), and have acted as counsel to the Borrower in connection with the Second Amendment and Restatement dated as of October 18, 2000 (the "Second Amendment and Restatement") to the Credit Agreement dated as of October 21, 1998 (as amended by the Amendment and Restatement dated as of October 20, 1999 and the Second Amendment and Restatement, the "Second Amended and Restated Credit Agreement"), among the Borrower, certain Lenders parties thereto (the "Lenders"), and Citibank, N.A., as Agent for said Lenders.

             This opinion is being delivered to you pursuant to Section 4(a)(4) of the Second Amendment and Restatement. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Second Amendment and Restatement.

             In rendering the opinions set forth herein, I have examined and relied on originals or copies of the following:

             (a) a counterpart executed by the Borrower of the Second Amendment and Restatement;

             (b) copies of the Certificate of Incorporation and Bylaws of the Borrower;

             (c) a certified copy of certain resolution of the Board of Directors of the Borrower:

             (d) certificates from public officials in the State of Connecticut as to the good standing of the Borrower in the State of Connecticut; and

             (e) such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

             In my examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon written statements and certificates of the Borrower and its officers and other representatives and of public officials.

              Unless  otherwise  indicated,  references  in this  opinion to the
"Loan Documents" shall mean the Second Amendment and Restatement and the Second Amended and Restated Credit Agreement. In addition, references to (i) "Applicable Laws" shall mean the laws and regulations of the States of Connecticut and New York and the United States of America (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System) which are applicable to the transactions contemplated by the Loan Documents; (ii) the term "Governmental Authorities" means any Connecticut, New York and federal executive, legislative, judicial, administrative or regulatory body; (iii) the term "Applicable Contracts" shall mean the agreements and instruments set forth in the index of exhibits to the Borrower's Annual Report on Form 10K for the year ended January 1, 2000 filed with the Securities and Exchange Commission and (iv) the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to any Applicable Law.

              I am admitted to the bar in the States of Connecticut and New York. This opinion is limited to the laws of the State of Connecticut, the State of New York and the United States of America to the extent specified herein.

              In rendering this opinion, I have assumed, with your consent, that:

              (a) the execution, delivery or performance by the Borrower of the Loan Documents does not and will not conflict with, contravene, violate or constitute a default under any rule, law or regulation to which the Borrower is subject (other than applicable laws, orders and decrees as to which I express my opinion in paragraph 5 herein) or any agreement or instrument to which the Borrower or the Borrower's property is subject (except and to the extent that I express my opinion in paragraph 5 herein);

               (b) and no authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which I express my opinion in paragraph 6 herein) is required to authorize or is required in connection with the execution, delivery or performance by the Borrower of any Loan Document or the transactions contemplated thereby.

               My opinions are also subject to the following assumptions and qualifications:

               (a)  each  Loan  Document   constitutes  the  valid  and  binding
obligation of the Lenders and is enforceable against the Lenders in accordance with its terms; and

               (b) I express no opinion as to the effect opinions herein state of (i) the compliance or noncompliance of the Lenders with any state, federal or other laws or regulations applicable to the Lenders or (ii) the legal or regulatory status or the nature of the business of the Lenders.

               Based upon the foregoing and such investigations that I have deemed necessary, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

               1. The Borrower has been duly incorporated, is validly existing and in good standing under the laws of the State of Connecticut.

               2. The Borrower has the corporate power and corporate authority to execute, deliver and perform all of its obligations under the Loan Documents.

               3. The execution and delivery of each Loan Document has been duly authorized by all requisite corporate action on the part of the Borrower.

               4. Each Loan Document has been duly executed and delivered by the Borrower, constitutes a valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, subject to the following qualifications:

               (i) enforcement may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

               (ii) I express no opinion as to the enforceability of any rights to indemnification provided for in the Loan Documents which may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation); and

               (iii) I express no opinion  as to the  enforceability  of Section
8.05 of the Second Amended and Restated Credit Agreement insofar as this provision purports to authorize a Person who has purchased a participation in Advances under the Second Amended and Restated Credit Agreement to set off, appropriate or apply any deposit or property or indebtedness of the Borrower against any obligation of the Borrower.

               5. Neither the execution, delivery or performance by the Borrower of the Loan Documents nor the compliance by the Borrower with the terms and provisions thereof will conflict with, contravene, violate or constitute a default under (i) any provision of any Applicable Contract or, to the best of my knowledge, after due investigation, any other agreement or instrument to which the Borrower or the Borrower's property is subject, (ii) any provision of any Applicable Law, (iii) to the best of my knowledge, after due investigation, any judicial or administrative order or decree of any Governmental Authority or (iv) its Certificate of Incorporation and Bylaws. As used in this paragraph, "due investigation" means solely that, as to agreements and instruments, I have interviewed the officers of the Borrower responsible for its financing activities, and, as to orders and decrees, I have interviewed the lawyers under my supervision.

                6. Based on my review of Applicable Laws, but without my having made any special investigation concerning any other law, rule or regulation, no Governmental Approval which has not been obtained or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of the Loan Documents by the Borrower.

               This opinion is being furnished only to you and is solely for your benefit in connection with the transactions contemplated by the Loan Documents and is not to be used, circulated, quoted, relied upon or otherwise referred to for any other purpose without my prior written consent.


                                             Very truly yours,







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